UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2006

BARRETT BUSINESS SERVICES, INC.
(Exact name of registrant as specified in charter)

Maryland
(State or other jurisdiction of incorporation)

0-21886
(SEC File Number)

52-0812977
(IRS Employer Identification No.)

4724 S.W. Macadam Avenue Portland, Oregon	97239
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(503) 220-0988

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (b)    Effective February 23, 2006, Nancy B. Sherertz resigned from the Board of Directors of Barrett Business Services, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: February 28, 2006	By: /s/ Michael D. Mulholland Michael D. Mulholland Vice President - Finance